UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

December 27, 2002

MAXXIS GROUP, INC.

(Exact name of registrant as specified in its charter)

GEORGIA	0-31867	58-2278241

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1901 Montreal Road, Suite 108
Tucker, Georgia 30084
(Address of principal executive offices)

(770) 696-6343
(Registrant’s telephone number, including area code)

SIGNATURES
LETTER FROM CHERRY BAKAERT & HOLLAND LLP

ITEM 4.  CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT.

     This Amendment No. 1 on Form 8-K/A amends the Form 8-K of Maxxis Group, Inc., that was filed on December 20, 2002 (the “Form 8-K”), and is filed solely to include a letter from Cherry Bekaert & Holland LLP as Exhibit 7.3 to the Form 8-K, as required by the rules and regulations of the Securities and Exchange Commission.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits:

7.3 Letter from Cherry Bekaert & Holland LLP to the Securities and Exchange Commission regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXXIS GROUP, INC. Registrant

December 27, 2002	By:	/s/ Alvin Curry

Alvin Curry President and Chief Executive Officer

December 27, 2002	By:	/s/ DeChane Cameron

DeChane Cameron Chief Financial Officer

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